EXHIBIT 99.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Based on my knowledge, I, Paul G. Lego, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Virage, Inc. on Form 10-K for the annual period ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Virage, Inc.


July 29, 2003                              /s/  Paul G. Lego
                                           -------------------------------------
                                           Paul G. Lego
                                           President and Chief Executive Officer


Based on my knowledge, I, Scott Gawel, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Virage, Inc. on Form 10-K for the annual period ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Virage, Inc.

July 29, 2003                              /s/  Scott Gawel
                                           -------------------------------------
                                           Scott Gawel
                                           Vice President, Finance and
                                           Acting Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to Virage, Inc. and will be retained by Virage, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                                                                    EXHIBIT 99.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Based on my knowledge, I, Paul G. Lego, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Virage, Inc. on Form 10-K for the annual period ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Virage, Inc.

June 16, 2003                              /s/  Paul G. Lego
                                           -------------------------------------
                                           Paul G. Lego
                                           President and Chief Executive Officer


Based on my knowledge, I, Scott Gawel, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Virage, Inc. on Form 10-K for the annual period ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Virage, Inc.

June 16, 2003                              /s/  Scott Gawel
                                           -------------------------------------
                                           Scott Gawel
                                           Vice President, Finance and
                                           Acting Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to Virage, Inc. and will be retained by Virage, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.